UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21609

Western Asset Variable Rate Strategic Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street,New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

ANNUAL REPORT

SEPTEMBER 30, 2006

Western Asset

Variable Rate Strategic Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset

Variable Rate Strategic Fund Inc.

Annual Report  •  September 30, 2006

What’s

Inside

Fund Objective

The Fund’s investment objective is to maintain a high level of current income.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i slipped to 1.7% during the fourth quarter. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. The economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to the U.S. Commerce Department. The advance estimate for third quarter GDP was 1.6%—the lowest growth rate since the first quarter of 2003.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its August, September and October meetings. In its statement accompanying the October meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a cooling of the housing market. Going forward, the economy seems likely to expand at a moderate pace. Readings on core inflation have been elevated, and the high level of resource utilization has the potential to sustain inflation pressures. However, inflation pressures seem likely to moderate over time, reflecting reduced impetus from energy prices, contained inflation expectations, and the cumulative effects of monetary policy actions and other factors restraining aggregate demand.” The Fed’s next meeting is on December 12th and we believe any further rate movements will likely be data dependent.

Both short- and long-term yields rose over the reporting period. However, after peaking in late June—with two—and 10-year Treasuries hitting 5.29% and 5.25%, respectively-rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices, which rose to a record $78 a barrel in mid-July, fell 15% in the third quarter.iv Overall, during the 12 months ended

Western Asset Variable Rate Strategic Fund Inc.         I

September 30, 2006, two-year Treasury yields increased from 4.18% to 4.71%. Over the same period, 10-year Treasury yields moved from 4.34% to 4.64%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 3.67%.

Given continued strong corporate profits and low default rates, high yield bonds generated positive returns during the reporting period. While there were several high profile company specific issues, mostly in the automobile industry, they were not enough to drag down the overall high yield market. During the 12-month period ended September 30, 2006, the Citigroup High Yield Market Indexvi returned 7.59%.

Despite periods of weakness, emerging markets debt generated strong results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Globalvii returned 7.81%. A strong global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

II         Western Asset Variable Rate Strategic Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 27, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	Source: The Wall Street Journal, 9/29/06.

[v]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vii	The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Western Asset Variable Rate Strategic Fund Inc.         III

Fund Overview

Special Shareholder Notices

Following the purchase of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at a meeting held on June 26, 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA became investment manager for the Fund effective August 1, 2006.

Western Asset Management Company (“Western Asset”) became subadviser for the Fund, under a new sub-advisory agreement between LMPFA and Western Asset, effective August 1, 2006. Western Asset Management Company Limited (“Western Asset Limited”) also became a subadviser for the Fund, under an additional sub-advisory agreement between Western Asset and Western Asset Limited. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.

The Fund was formerly known as Salomon Brothers Variable Rate Strategic Fund Inc.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the reporting period, the bond market faced a number of challenges, including six additional short-term interest rate hikes by the Federal Reserve Board (“Fed”)i, infla-tionary pressures and a continued economic expansion. However, as the period progressed, oil prices fell sharply, a cooling housing market triggered slower economic growth and the Fed paused from raising rates during their meetings in August, September and October 2006. Collectively, this led to a sharp rally in the overall bond market and the Lehman Brothers U.S. Aggregate Indexii generated a positive 3.67% return during the last 12 months.

Riskier asset classes, including high yield bonds and emerging market debt, experienced periods of volatility during the reporting period. This was often triggered by uncertainty regarding Fed policy and periodic investor flights to quality. However, for the 12-month period as a whole, the Citigroup High Yield Market Indexiii returned 7.59% while the JPMorgan Emerging Markets Bond Index Globaliv returned 7.81%. High yield bonds performed well on the back of solid corporate profits and low default rates. Emerging market debt generated strong results due, in part, to solid demand from investors looking for incremental yield and the Fed stopping its two year tightening campaign.

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         1

Performance Review

For the 12 months ended September 30, 2006, the Western Asset Variable Rate Strategic Fund Inc. returned 7.45%, based on its net asset value (“NAV”)v and 8.46% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Index, returned 3.67% and its Lipper Global Income Closed-End Funds Category Averagevi increased 5.87% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling approximately $1.19 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of September 30, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2006 (unaudited)

Price Per Share	12-Month Total Return
$19.68 (NAV)	7.45%

$17.36 (Market Price)	8.46%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the reporting period, the Fund benefited from its tactical allocations to high yield and emerging markets debt, which outperformed the investment grade market. In addition, as the period progressed, the Fund’s exposure to the auto sector, in particular bonds issued by General Motors Corporation and Ford Motor Company, enhanced results as they generated strong returns.

What were the leading detractors from performance?

A. Early in the period, we overweighted floating-rate securities in an effort to moderate any volatility of the Fund’s net asset value. However, this reduced the portfolio’s overall yield sooner than would otherwise have occurred had we not invested in floating rate securities. In August, the Fund moved to a shorter durationvii stance after bond prices rallied and yields fell. However, yields continued to decline during the remainder of the reporting period due to increasing concerns for an economic slowdown and moderating inflationary pressures. This stance detracted from performance during the last two months of the period.

2         Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report

Q. Were there any significant changes to the Fund during the reporting period?

A. In the first half of the period, we shifted away from emerging markets debt and, to a lesser degree, high yield and asset-backed debt to position the Fund to take advantage of what we believed to be more compelling valuations. We also gradually decreased interest rate sensitivity (i.e., duration) as rates rose on the short end of the curve and maintained a high average credit quality throughout the period. Toward the end of the reporting period, we further reduced the Fund’s high yield and emerging market debt exposure. Having said that, in the high yield market we retained a significant exposure to “fallen angels” whose prices had fallen sharply and increased the Fund’s exposure to the bank loan sector.

Looking for Additional Information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XGFYX on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in the Western Asset Variable Rate Strategic Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management

October 27, 2006

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and changes in political conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

iv	The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

[v]	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 12 funds in the Fund’s Lipper category.

vii	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

4         Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         5

Schedule of Investments (September 30, 2006)

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Face Amount†	Security	Value

CORPORATE BONDS & NOTES — 24.8%
Aerospace & Defense — 0.4%
100,000	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13	$99,250
250,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12 (a)	258,750
225,000	Moog Inc., Senior Subordinated Notes, 6.250% due 1/15/15 (a)	216,000

	Total Aerospace & Defense	574,000

Auto Components — 0.1%
100,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	94,500
55,000	TRW Automotive Inc., Senior Notes, 9.375% due 2/15/13	58,850
	Visteon Corp., Senior Notes:
30,000	8.250% due 8/1/10	29,400
40,000	7.000% due 3/10/14	36,000

	Total Auto Components	218,750

Automobiles — 1.0%
	Ford Motor Co.:
	Debentures:
60,000	8.875% due 1/15/22	51,975
50,000	6.625% due 10/1/28	37,563
790,000	Notes, 7.450% due 7/16/31 (a)	614,225
425,000	Senior Notes, 4.950% due 1/15/08 (a)	413,410
	General Motors Corp., Senior Debentures:
50,000	8.250% due 7/15/23	43,562
410,000	8.375% due 7/15/33 (a)	356,700

	Total Automobiles	1,517,435

Biotechnology — 0.0%
10,000	Angiotech Pharmaceuticals Inc., Senior Subordinated Notes, 7.750% due 4/1/14 (b)	9,550

Building Products — 0.2%
	Associated Materials Inc.:
200,000	Senior Discount Notes, step bond to yield 9.399% due 3/1/14	111,000
100,000	Senior Subordinated Notes, 9.750% due 4/15/12	100,250
80,000	Jacuzzi Brands Inc., Senior Secured Notes, 9.625% due 7/1/10	85,200
120,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 10.878% due 3/1/14	83,400

	Total Building Products	379,850

Capital Markets — 0.1%
33,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	35,970
110,000	E*TRADE Financial Corp., Senior Notes, 7.375% due 9/15/13	113,025

	Total Capital Markets	148,995

See Notes to Financial Statements.

6         Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount†	Security	Value

Chemicals — 0.6%
200,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11 (a)	$215,500
	Huntsman International LLC, Senior Subordinated Notes:
152,000	10.125% due 7/1/09	155,040
35,000	8.375% due 1/1/15 (b)	35,525
100,000	Innophos Inc., Senior Subordinated Notes, 8.875% due 8/15/14	99,750
375,000	Lyondell Chemical Co., Senior Secured Notes, 10.500% due 6/1/13 (a)	414,375

	Total Chemicals	920,190

Commercial Services & Supplies — 0.7%
100,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	100,500
	Allied Waste North America Inc., Senior Notes:
225,000	7.875% due 4/15/13 (a)	231,187
	Series B:
217,000	9.250% due 9/1/12 (a)	232,461
175,000	7.250% due 3/15/15	174,563
90,000	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, 9.500% due 2/15/13	93,600
190,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (b)	204,250

	Total Commercial Services & Supplies	1,036,561

Communications Equipment — 0.0%
75,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	67,125

Computers & Peripherals — 0.0%
60,000	Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09	62,401

Consumer Finance — 4.9%
	Ford Motor Credit Co.:
	Notes:
115,000	6.625% due 6/16/08	113,306
3,000,000	7.077% due 1/15/10 (a)(c)	2,831,487
220,000	Senior Notes, 9.875% due 8/10/11 (a)	227,876
	General Motors Acceptance Corp.:
50,000	Bonds, 8.000% due 11/1/31	52,424
	Notes:
25,000	7.250% due 3/2/11	25,166
500,000	6.750% due 12/1/14 (a)	488,880
4,000,000	7.600% due 12/1/14 (a)(c)	4,017,304

	Total Consumer Finance	7,756,443

Containers & Packaging — 0.7%
155,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	153,062
	Graphic Packaging International Corp.:
35,000	Senior Notes, 8.500% due 8/15/11	35,963
190,000	Senior Subordinated Notes, 9.500% due 8/15/13	195,225
225,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12 (a)	238,500
375,000	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10 (a)	376,875
165,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12	159,225

	Total Containers & Packaging	1,158,850

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         7

Schedule of Investments (September 30, 2006) (continued)

Face Amount†	Security	Value

Diversified Consumer Services — 0.3%
360,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16 (b)	$397,800
	Service Corp. International, Senior Notes:
30,000	7.375% due 10/1/14 (b)	30,338
45,000	7.625% due 10/1/18 (b)	45,506

	Total Diversified Consumer Services	473,644

Diversified Financial Services — 2.7%
125,000	Basell AF SCA, Senior Subordinated Notes, 8.375% due 8/15/15 (b)	124,687
100,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	96,500
250,000	Chukchansi Economic Development Authority, Senior Notes, 8.780% due 11/15/12 (b)(c)	258,750
	CitiSteel USA Inc., Senior Secured Notes:
30,000	12.949% due 9/1/10 (c)	31,125
40,000	15.000% due 10/1/10 (b)(d)	43,100
81,000	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	85,455
190,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Second Priority, Senior Secured Notes, 9.000% due 7/15/14	194,750
80,000	Hughes Network Systems LLC/HNS Finance Corp., Senior Notes, 9.500% due 4/15/14 (b)	82,800
2,000,000	Residential Capital Corp., Notes, 6.875% due 6/29/07 (a)(c)	2,011,362
840,000	TNK-BP Finance SA, 6.875% due 7/18/11 (b)	860,498
50,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	52,750
170,000	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	184,450
195,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.915% due 10/1/15	141,375
125,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	121,875

	Total Diversified Financial Services	4,289,477

Diversified Telecommunication Services — 1.1%
	Cincinnati Bell Inc.:
30,000	Senior Notes, 7.000% due 2/15/15	29,550
95,000	Senior Subordinated Notes, 8.375% due 1/15/14	96,425
45,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	39,150
110,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	116,050
	Intelsat Bermuda Ltd., Senior Notes:
125,000	9.250% due 6/15/16 (b)	132,031
225,000	11.250% due 6/15/16 (b)	240,187
75,000	NTL Cable PLC, Senior Notes, 9.125% due 8/15/16	77,812
75,000	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	77,813
750,000	Qwest Corp., Notes, 8.640% due 6/15/13 (a)(c)	806,250
2,000,000MXN	Telefonos de Mexico SA de CV, 8.750% due 1/31/16	178,624

	Total Diversified Telecommunication Services	1,793,892

See Notes to Financial Statements.

8         Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount†	Security	Value

Energy Equipment & Services — 0.4%
198,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	$195,525
20,000	GulfMark Offshore Inc., 7.750% due 7/15/14	20,200
250,000	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14 (a)	266,250
20,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	20,700
200,000	Universal Compression Inc., Senior Notes, 7.250% due 5/15/10	202,500

	Total Energy Equipment & Services	705,175

Food Products — 0.2%
250,000	Dole Food Co. Inc., Debentures, 8.750% due 7/15/13 (a)	235,000

Health Care Providers & Services — 0.8%
225,000	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12 (a)	216,281
200,000	Extendicare Health Services Inc., Senior Subordinated Notes, 6.875% due 5/1/14 (a)	215,000
195,000	HCA Inc., Senior Notes, 6.375% due 1/15/15	157,950
375,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14 (a)	364,687
375,000	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14 (a)	375,469

	Total Health Care Providers & Services	1,329,387

Hotels, Restaurants & Leisure — 1.8%
175,000	Boyd Gaming Corp., Senior Subordinated Notes, 7.750% due 12/15/12	180,469
225,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13 (a)	230,625
250,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (b)	250,000
	Gaylord Entertainment Co., Senior Notes:
25,000	8.000% due 11/15/13	25,563
125,000	6.750% due 11/15/14	120,156
125,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	121,875
130,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	136,825
225,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14 (a)	214,875
250,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15 (a)	235,937
500,000	MGM MIRAGE Inc., Senior Notes, 6.750% due 9/1/12 (a)	495,625
200,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	196,000
250,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15 (a)	244,687
200,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	203,500
225,000	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16 (a)	212,063

	Total Hotels, Restaurants & Leisure	2,868,200

Household Durables — 0.4%
200,000	Beazer Homes USA Inc., 8.125% due 6/15/16 (b)	195,500
125,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	136,875
225,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11 (a)	229,219
125,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	128,125

	Total Household Durables	689,719

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         9

Schedule of Investments (September 30, 2006) (continued)

Face Amount†	Security	Value

Household Products — 0.0%
65,000	Nutro Products Inc., Senior Subordinated Notes, 10.750% due 4/15/14 (b)	$69,875

Independent Power Producers & Energy Traders — 0.9%
40,000	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	39,330
	AES Corp., Senior Notes:
375,000	9.375% due 9/15/10 (a)	406,875
25,000	8.875% due 2/15/11	26,875
200,000	Dynegy Holdings Inc., Senior Debentures, 7.625% due 10/15/26	183,500
	Edison Mission Energy, Senior Notes:
125,000	7.730% due 6/15/09	129,063
80,000	7.750% due 6/15/16 (b)	81,400
130,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	130,813
	NRG Energy Inc., Senior Notes:
75,000	7.250% due 2/1/14	74,625
310,000	7.375% due 2/1/16 (a)	308,837

	Total Independent Power Producers & Energy Traders	1,381,318

Insurance — 0.4%
180,000	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	185,400
500,000	Stingray Pass-Through Trust Certificates, Medium-Term Notes, 5.902% due 1/12/15 (b)	490,090

	Total Insurance	675,490

Internet & Catalog Retail — 0.1%
10,000	Brookstone Co. Inc., Senior Secured Notes, 12.000% due 10/15/12	9,150
175,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	173,250

	Total Internet & Catalog Retail	182,400

IT Services — 0.2%
	Sungard Data Systems Inc.:
50,000	Senior Notes, 9.125% due 8/15/13	52,000
175,000	Senior Subordinated Notes, 10.250% due 8/15/15	181,125

	Total IT Services	233,125

Leisure Equipment & Products — 0.0%
70,000	Warner Music Group, Senior Subordinated Notes, 7.375% due 4/15/14	68,600

Machinery — 0.1%
25,000	Commercial Vehicle Group Inc., Senior Notes, 8.000% due 7/1/13	24,063
155,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	156,550

	Total Machinery	180,613

Media — 2.0%
120,000	Affinion Group Inc., 10.125% due 10/15/13	126,600
60,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16	65,700
25,000	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., Senior Subordinated Notes, 10.500% due 8/15/14 (b)	24,500
497,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (a)	454,755
225,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10 (a)	230,625

See Notes to Financial Statements.

10         Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount†	Security	Value

Media — 2.0% (continued)
225,000	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (b)	$229,781
	CSC Holdings Inc.:
75,000	Debentures, Series B, 8.125% due 8/15/09	78,094
125,000	Senior Debentures, 7.625% due 7/15/18	128,594
250,000	Senior Notes, Series B, 8.125% due 7/15/09 (a)	260,000
370,000	Dex Media Inc., Discount Notes, step bond to yield 7.648% due 11/15/13 (a)	313,575
81,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	84,341
375,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14 (a)	357,656
100,000	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 9.462% due 10/15/13	87,750
75,000	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (b)	80,812
325,000	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13 (a)	349,375
95,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11	93,337
50,000	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	50,313
	R.H. Donnelley Corp., Senior Discount Notes:
50,000	Series A-1, 6.875% due 1/15/13	45,875
75,000	Series A-2, 6.875% due 1/15/13	68,813

	Total Media	3,130,496

Metals & Mining — 0.3%
75,000	International Steel Group Inc., Senior Notes, 6.500% due 4/15/14	74,438
150,000	Metals USA Inc., 11.125% due 12/1/15	165,000
80,000	RathGibson Inc., Senior Notes, 11.250% due 2/15/14 (b)	82,800
125,000	Vale Overseas Ltd., Notes, 6.250% due 1/11/16	124,687

	Total Metals & Mining	446,925

Multiline Retail — 0.1%
185,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	200,725

Office Electronics — 0.1%
160,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	163,200

Oil, Gas & Consumable Fuels — 1.6%
170,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	175,525
	Chesapeake Energy Corp., Senior Notes:
50,000	6.375% due 6/15/15	48,000
375,000	6.875% due 1/15/16 (a)	368,437
40,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	39,800
	El Paso Corp., Medium-Term Notes:
375,000	7.375% due 12/15/12 (a)	382,969
300,000	7.750% due 1/15/32 (a)	309,000
80,000	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66	84,348
250,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11 (a)	245,625
80,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14 (b)	76,400
20,000	OMI Corp., Senior Notes, 7.625% due 12/1/13	20,300

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         11

Schedule of Investments (September 30, 2006) (continued)

Face Amount†	Security	Value

Oil, Gas & Consumable Fuels — 1.6% (continued)
200,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	$203,500
500,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32 (a)	550,000

	Total Oil, Gas & Consumable Fuels	2,503,904

Paper & Forest Products — 0.3%
	Appleton Papers Inc.:
100,000	Senior Notes, 8.125% due 6/15/11	100,500
125,000	Senior Subordinated Notes, Series B, 9.750% due 6/15/14	124,063
225,000	Boise Cascade LLC, Senior Subordinated Notes, Series B, 7.125% due 10/15/14 (a)	210,937
	Verso Paper Holdings LLC:
35,000	Senior Secured Notes, 9.125% due 8/1/14 (b)	35,394
30,000	Senior Subordinated Notes, 11.375% due 8/1/16 (b)	29,925

	Total Paper & Forest Products	500,819

Personal Products — 0.1%
80,000	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	83,400

Pharmaceuticals — 0.2%
145,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	141,013
125,000	Warner Chilcott Corp., Senior Subordinated Notes, 8.750% due 2/1/15	130,000

	Total Pharmaceuticals	271,013

Real Estate Investment Trusts (REITs) — 0.7%
175,000	Felcor Lodging LP, Senior Notes, 8.500% due 6/1/11	186,156
5,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	5,125
425,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13 (a)	432,437
425,000	iStar Financial Inc., Senior Notes, 5.150% due 3/1/12 (a)	415,116
	Ventas Realty LP/Ventas Capital Corp.:
10,000	7.125% due 6/1/15	10,338
20,000	Senior Notes, 6.750% due 4/1/17	20,225

	Total Real Estate Investment Trusts (REITs)	1,069,397

Road & Rail — 0.1%
140,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	149,100

Semiconductors & Semiconductor Equipment — 0.0%
35,000	MagnaChip Semiconductor, Senior Subordinated Notes, 8.000% due 12/15/14	21,438

Software — 0.0%
20,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (b)	18,600

Specialty Retail — 0.1%
80,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	73,800
30,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	29,100

	Total Specialty Retail	102,900

See Notes to Financial Statements.

12         Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount†	Security	Value

Textiles, Apparel & Luxury Goods — 0.4%
300,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15 (a)	$312,750
125,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	128,125
100,000	Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14	97,500
50,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	35,875

	Total Textiles, Apparel & Luxury Goods	574,250

Tobacco — 0.0%
10,000	Alliance One International Inc., 11.000% due 5/15/12	10,250

Trading Companies & Distributors — 0.2%
50,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (b)	52,250
55,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16 (b)	56,650
140,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (b)	147,350
90,000	Transdigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (b)	91,125

	Total Trading Companies & Distributors	347,375

Wireless Telecommunication Services — 0.5%
250,000	American Tower Corp., Senior Notes, 7.125% due 10/15/12 (a)	257,500
75,000	Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp., Senior Notes, 8.125% due 2/1/14	74,250
125,000	IWO Holdings Inc., Senior Secured Notes, 9.257% due 1/15/12 (c)	129,062
140,000	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	146,650
125,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	136,250

	Total Wireless Telecommunication Services	743,712

	TOTAL CORPORATE BONDS & NOTES (Cost — $39,515,411)	39,363,569

ASSET-BACKED SECURITIES — 4.2%
Home Equity — 4.2%
810,000	Fremont Home Loan Trust, Series 2004-D, Class M5, 6.330% due 11/25/34 (a)(c)	817,379
410,000	GSAMP Trust, Series 2004-OPT, Class B1, 6.930% due 11/25/34 (a)(c)	412,842
4,550,708	Lehman XS Trust, Series 2005-1, Class 2A2, 4.660% due 7/25/35 (a)(c)	4,478,886
8,587	Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (b)	8,548
	Sail Net Interest Margin Notes:
107,070	Series 2004-2A, Class A, 5.500% due 3/27/34 (b)	37,060
15,997	Series 2004-BN2A, Class A, 5.000% due 12/27/34 (b)	15,997
810,000	Structured Asset Investment Loan Trust, Series 2004-9, Class M4, 6.630% due 10/25/34 (a)(c)	816,264

	TOTAL ASSET-BACKED SECURITIES (Cost — $6,671,752)	6,586,976

COLLATERALIZED MORTGAGE OBLIGATIONS(a) — 15.3%
410,000	American Home Mortgage Investment Trust, Series 2005-4, Class M3, 6.130% due 11/25/45 (c)	410,144
	Federal Home Loan Mortgage Corp. (FHLMC):
6,581,352	Series 2638, Class DI, PAC IO, 5.000% due 5/15/23	1,125,667

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         13

Schedule of Investments (September 30, 2006) (continued)

Face Amount†	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS(a) — 15.3% (continued)
7,138,142	Series 2639, Class UI, PAC-1 IO, 5.000% due 3/15/22	$1,314,145
14,212,469	Series 2645, Class IW, PAC IO, 5.000% due 7/15/26	1,180,471
11,637,390	Series 2684, Class PI, PAC, IO, 5.000% due 5/15/23	454,158
9,594,847	Series 2777, Class PI, PAC, IO, 5.000% due 5/15/24	570,370
6,367,489	Series 2839, Class TX, PAC, IO, 5.000% due 1/15/19	933,357
7,543,000	Series 2866, Class IC, PAC, IO, 5.000% due 1/15/24	721,396
1,740,011	Series 2927, Class 0Q, PAC-1, IO, 5.000% due 8/15/19	60,712
	Federal National Mortgage Association (FNMA):
6,139,556	Series 339, Class 30, IO, 5.500% due 7/1/18 (c)	1,089,862
15,318,289	Strip, Series 337, Class 2, IO, 5.000% due 6/1/33	3,611,766
1,525,445	Indymac Index Mortgage Loan Trust, Series 2005-AR21, Class 4A1, 5.407% due 10/25/35 (c)	1,514,450
	Structured Asset Securities Corp.:
681,608	Series 1998-2, Class M1, 6.430% due 2/25/28 (c)	684,142
244,050	Series 1998-3, Class M1, 6.330% due 3/25/28 (c)	244,342
535,364	Series 1998-8, Class M1, 6.270% due 8/25/28 (c)	535,982
9,725,118	Series 2005-RF3, Class 2A, 5.641% due 6/25/35 (b)(c)	9,870,995

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $22,697,471)	24,321,959

CONVERTIBLE BOND — 0.0%
Semiconductors & Semiconductor Equipment — 0.0%
80,000	Amkor Technologies Inc., Senior Subordinated Bond, 2.500% due 5/15/11 (Cost — $73,456)	67,200

LOAN PARTICIPATIONS(c)(e) — 7.8%
Auto Parts & Equipment — 0.7%
997,500	Delphi Corp., Term Loan, Tranche B, 13.750% due 6/14/11 (JPMorgan Chase & Co.) (a)	1,033,285

Energy — 1.4%
	Key Energy Services Inc., Term Loans, Tranche B:
370,000	8.900% due 7/30/12 (Lehman Brothers) (a)	371,966
625,000	9.230% due 7/30/12 (Lehman Brothers) (a)	628,320
270,780	Reliant Energy Inc, Term Loan, Tranche B, 7.705% due 4/30/10 (Bank of America) (a)	271,024
	Targa Resources Inc., Term Loans:
419,355	7.610% due 10/28/12 (CS First Boston Corp.) (a)	421,527
129,032	7.750% due 12/10/28 (CS First Boston Corp.)	129,700
193,548	Tranche A, 5.374% due 10/28/12 (CS First Boston Corp.)	194,551
225,806	Tranche B 2, 7.650% due 12/10/28 (CS First Boston Corp.) (a)	226,976
24,194	Tranche B 3, 7.580% due 12/10/28 (CS First Boston Corp.)	24,319

	Total Energy	2,268,383

Entertainment — 0.5%
750,000	BLB Worldwide Holdings Inc., Term Loan, 9.700% due 7/18/12 (Merrill Lynch) (a)	755,625

See Notes to Financial Statements.

14         Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount†	Security	Value

Forest Products & Paper — 0.6%
	Bluegrass Container Co. LLC:
242,424	Term Loans, 10.330% due 12/30/13 (JPMorgan Chase & Co.) (a)	$244,318
757,576	Second Lien, Tranche, 10.330% due 12/30/13 (JPMorgan Chase & Co.) (a)	763,494

	Total Forest Products & Paper	1,007,812

Health Care-Services — 0.5%
	DaVita Inc., Term Loans:
18,235	7.510% due 10/5/12 (JPMorgan Chase & Co.)	18,319
	Tranche B:
19,608	7.110% due 6/25/12 (JPMorgan Chase & Co.)	19,697
784	7.110% due 10/5/12 (JPMorgan Chase & Co.)	788
147,745	Tranche B 1, 7.510% due 10/5/12 (JPMorgan Chase & Co.)	148,418
147,745	Tranche B 2, 7.510% due 10/5/12 (JPMorgan Chase & Co.)	148,418
96,078	Tranche B 3, 7.110% due 10/5/12 (JPMorgan Chase & Co.)	96,516
47,059	Tranche B 4, 7.400% due 10/5/12 (JPMorgan Chase & Co.)	47,273
39,216	Tranche B 5, 7.510% due 10/5/12 (JPMorgan Chase & Co.)	39,394
39,216	Tranche B 6, 7.510% due 10/5/12 (JPMorgan Chase & Co.)	39,394
47,059	Tranche B 7, 7.510% due 10/5/12 (JPMorgan Chase & Co.)	47,273
29,412	Tranche B 8, 7.400% due 10/5/12 (JPMorgan Chase & Co.)	29,546
39,216	Tranche B 9, 7.510% due 10/5/12 (JPMorgan Chase & Co.)	39,394
85,833	Tranche B 10, 7.690% due 10/5/12 (JPMorgan Chase & Co.)	86,224
58,824	Tranche B 11, 7.510% due 10/5/12 (JPMorgan Chase & Co.)	59,092
39,216	Tranche B 12, 7.510% due 10/5/12 (JPMorgan Chase & Co.)	39,394

	Total Health Care-Services	859,140

Media — 2.0%
1,000,000	Charter Communications Term Loan, 8.125% due 5/1/13 (JPMorgan Chase & Co.) (a)	1,005,332
	Dex Media West Inc., Term Loans:
48,714	Delayed Draw, TI B1, 6.820% due 10/3/09 (JPMorgan Chase & Co.)	48,515
149,105	Tranche B1, 6.890% due 3/9/10 (JPMorgan Chase & Co.)	148,495
745,527	Tranche B 3, 6.910% due 2/15/10 (JPMorgan Chase & Co.) (a)	742,477
298,211	Tranche B 6, 6.910% due 2/15/10 (JPMorgan Chase & Co.) (a)	296,991
994,962	DIRECTV Holdings LLC, Term Loans, 6.826% due 10/27/06 (Bank of America) (a)	996,856

	Total Media	3,238,666

Metal Fabricate-Hardware — 0.5%
	Mueller Group Inc., Term Loans:
249,524	1 month, 7.324% due 10/31/06 (Bank of America) (a)	249,345
47,619	3 month, 7.400% due 11/30/06 (Bank of America)	47,908
66,667	6 month, 7.618% due 12/29/06 (Bank of America)	67,071
380,952	3 month, 7.485% due 10/31/06 (Bank of America) (a)	383,265
11,182	3 Month, 7.367% due 12/29/06 (Bank of America)	11,250

	Total Metal Fabricate-Hardware	758,839

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         15

Schedule of Investments (September 30, 2006) (continued)

Face Amount†	Security	Value

Resorts/Casinos — 0.6%
	Venetian Casino Resort LLC, Term Loans:
170,940	Tranche B, 7.250% due 6/15/11 (Bank of Nova Scotia)	$171,261
829,060	Tranche L, 7.250% due 6/15/11 (Bank of Nova Scotia) (a)	830,614

	Total Resorts/Casinos	1,001,875

Telecommunications — 1.0%
1,500,000	UPC Broadband Holding B.V. Term Loan,, 7.640% due 3/15/13 (Toronto Dominion) (a)	1,498,862

	TOTAL LOAN PARTICIPATIONS (Cost — $12,373,247)	12,422,487

MORTGAGE-BACKED SECURITIES(a) — 21.7%
FHLMC — 11.8%
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
896,622	7.000% due 6/1/17	917,423
6,607,261	6.500% due 8/1/29-11/1/34	6,742,835
2,614,751	6.000% due 2/1/33	2,636,676
8,541,586	5.500% due 6/1/35	8,430,420

	Total FHLMC	18,727,354

FNMA — 9.9%
	Federal National Mortgage Association (FNMA):
8,981,757	5.500% due 1/1/14-4/1/35	8,863,740
1,791,446	7.000% due 3/15/15-6/1/32	1,851,235
5,035,299	6.000% due 5/1/33	5,071,156

	Total FNMA	15,786,131

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $35,319,026)	34,513,485

SOVEREIGN BONDS — 7.4%
Argentina — 0.4%
	Republic of Argentina:
657,000	5.590% due 8/3/12 (a)(c)	608,008
	GDP Linked Securities:
275,000EUR	0.000% due 12/15/35 (c)	34,016
270,000	1.330% due 12/15/35 (c)	26,865
50,385ARS	1.330% due 12/15/35 (c)	1,473

	Total Argentina	670,362

Brazil — 1.6%
	Federative Republic of Brazil:
460,000	11.000% due 8/17/40 (a)	599,495
	Collective Action Securities:
675,000	8.750% due 2/4/25 (a)	803,250
1,000,000	Notes, 8.000% due 1/15/18 (a)	1,097,750

	Total Brazil	2,500,495

See Notes to Financial Statements.

16         Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount†	Security	Value

Colombia — 0.7%
	Republic of Colombia:
715,000	10.750% due 1/15/13 (a)	$874,802
27,000	11.750% due 2/25/20	38,003
100,000	7.375% due 9/18/37	101,450

	Total Colombia	1,014,255

Ecuador — 0.2%
325,000	Republic of Ecuador, 7.325% due 8/15/30 (a)	301,600

El Salvador — 0.2%
	Republic of El Salvador:
200,000	7.750% due 1/24/23 (b)	224,000
90,000	8.250% due 4/10/32 (b)	103,612

	Total El Salvador	327,612

Mexico — 1.0%
1,320,000	United Mexican States, 8.125% due 12/30/19 (a)	1,589,940

Panama — 0.6%
	Republic of Panama:
100,000	7.250% due 3/15/15	106,875
682,000	9.375% due 4/1/29 (a)	878,075
22,000	6.700% due 1/26/36	21,890

	Total Panama	1,006,840

Peru — 0.6%
	Republic of Peru:
10,000	9.875% due 2/6/15	12,393
185,000	8.750% due 11/21/33 (a)	228,012
278,400	FLIRB, 5.000% due 3/7/17 (a)(c)	273,876
	Global Bonds:
80,000	8.375% due 5/3/16	92,500
25,000	7.350% due 7/21/25	26,763
	PDI:
266,000	5.000% due 3/7/17 (a)(c)	262,675
66,880	5.000% due 3/7/17 (b)(c)	66,211

	Total Peru	962,430

Russia — 1.5%
	Russian Federation:
280,002	8.250% due 3/31/10 (b)	294,352
765,000	12.750% due 6/24/28 (b)	1,375,088
675,000	5.000% due 3/31/30 (a)(b)	754,103

	Total Russia	2,423,543

Venezuela — 0.6%
	Bolivarian Republic of Venezuela:
332,000	5.750% due 2/26/16	305,440

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         17

Schedule of Investments (September 30, 2006) (continued)

Face Amount†	Security	Value

Venezuela — 0.6% (continued)
500,000	Collective Action Securities, Notes, 10.750% due 9/19/13 (a)	$613,500

	Total Venezuela	918,940

	TOTAL SOVEREIGN BONDS (Cost — $11,048,608)	11,716,017

U.S. GOVERNMENT AGENCY OBLIGATION — 0.2%
U.S. Government Agency Obligation — 0.2%
320,000	Federal National Mortgage Association (FNMA), 5.000% due 9/15/08 (a) (Cost — $319,724)	320,248

PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
100	Ford Motor Co., Series F, 7.550%	1,827

ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
197	Chesapeake Energy Corp., 6.250%	49,701

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
600	Preferred Plus, Series FRD-1, 7.400%	10,812
1,700	Saturns, Series F 2003-5, 8.125%	32,215

	TOTAL FINANCIALS	43,027

	TOTAL PREFERRED STOCKS (Cost — $91,607)	94,555

WARRANTS — 0.0%
	United Mexican States:
7,000	Series XW05, Expires 11/9/06*	21,000
5,500	Series XW10, Expires 10/10/06*	15,400

	TOTAL WARRANTS (Cost — $29,500)	36,400

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $128,139,802)	129,442,896

SHORT-TERM INVESTMENTS — 18.5%
U.S. Government Agency Obligation — 0.3%
500,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (f)(g) (Cost — $481,458)	481,731

See Notes to Financial Statements.

18         Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount†	Security	Value

Repurchase Agreement — 18.2%
28,898,000	Nomura Securities International Inc. repurchase agreement dated 9/29/06, 5.330% due 10/2/06; Proceeds at maturity — $28,910,836; (Fully collateralized by Fannie Mae Note, 6.250% due 2/1/11; Market value — $29,476,792) (Cost — $28,898,000) (a)	$28,898,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $29,379,458)	29,379,731

	TOTAL INVESTMENTS — 100.0% (Cost — $157,519,260#)	$158,822,627

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	All or a portion of this security is segregated for open futures contracts and swap contracts.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2006.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Participation interest was acquired through the financial institution indicated parenthetically.

(f)	Rate shown represents yield-to-maturity.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $157,809,652.

Abbreviations used in this schedule:
ARS	— Argentine Peso
EUR	— Euro
FLIRB	— Front-Loaded Interest Reduction Bonds
GDP	— Gross Domestic Product
IO	— Interest Only
MXN	— Mexican Peso
PAC	— Planned Amortization Class
PDI	— Past Due Interest
STRIP	— Separate Trading of Registered Interest and Principal

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         19

Statement of Assets and Liabilities (September 30, 2006)

ASSETS:
Investments, at value (Cost — $128,621,260)	$129,924,627
Repurchase agreement, at value (Cost — $28,898,000)	28,898,000
Foreign currency, at value (Cost — $524,436)	520,091
Cash	417
Unrealized appreciation on swaps	2,263,362
Interest receivable	1,640,327
Interest receivable for open swap contracts	1,483,432
Receivable for securities sold	477,816
Prepaid expenses	7,956

Total Assets	165,216,028

LIABILITIES:
Interest payable for open swap contracts	1,071,332
Investment management fee payable	101,035
Payable for securities purchased	75,000
Payable to broker — variation margin on open futures contracts	34,969
Directors’ fees payable	4,640
Accrued expenses	144,568

Total Liabilities	1,431,544

Total Net Assets	$163,784,484

NET ASSETS:
Par value ($0.001 par value; 8,323,434 shares issued and outstanding; 100,000,000 shares authorized)	$8,323
Paid-in capital in excess of par value	158,195,188
Undistributed net investment income	1,104,171
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	597,447
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	3,879,355

Total Net Assets	$163,784,484

Shares Outstanding	8,323,434

Net Asset Value	$19.68

See Notes to Financial Statements.

20         Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report

Statement of Operations (For the year ended September 30, 2006)

INVESTMENT INCOME:
Interest	$12,502,479
Dividends	2,368

Total Investment Income	12,504,847

EXPENSES:
Interest expense (Note 3)	1,920,037
Investment management fee (Note 2)	1,539,259
Audit and tax	77,758
Directors’ fees	74,508
Legal fees	56,821
Shareholder reports	47,179
Transfer agent fees	35,415
Stock exchange listing fees	24,751
Custody fees	22,287
Insurance	992
Miscellaneous expenses	12,577

Total Expenses	3,811,584
Less: Fee waivers and/or expense reimbursements (Note 2)	(3,564)

Net Expenses	3,808,020

Net Investment Income	8,696,827

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	2,002,860
Futures contracts	568,853
Swap contracts	696,069
Foreign currency transactions	(1,085)

Net Realized Gain	3,266,697

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,480,010)
Futures contracts	316,985
Swap contracts	842,762
Foreign currencies	(4,165)

Change in Net Unrealized Appreciation/Depreciation	(324,428)

Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	2,942,269

Increase in Net Assets From Operations	$11,639,096

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         21

Statements of Changes in Net Assets

For the year ended September 30, 2006 and the period ended September 30, 2005

	2006	2005†
OPERATIONS:
Net investment income	$8,696,827	$7,148,395
Net realized gain (loss)	3,266,697	(453,447)
Change in net unrealized appreciation/depreciation	(324,428)	4,203,783

Increase in Net Assets From Operations	11,639,096	10,898,731

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(8,947,692)	(7,036,900)
Net realized gains	(973,009)	—
Paid-in capital	—	(407,388)

Decrease in Net Assets From Distributions to Shareholders	(9,920,701)	(7,444,288)

FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares (8,200,000 shares issued, net of $328,000 offering cost)	—	156,292,000
Proceeds from shares issued on reinvestment of distributions (118,188 shares issued)	—	2,219,646

Increase in Net Assets From Fund Share Transactions	—	158,511,646

Increase in Net Assets	1,718,395	161,966,089
NET ASSETS:
Beginning of year	162,066,089	100,000

End of year*	$163,784,484	$162,066,089

* Includes undistributed (overdistributed) net investment income of:	$1,104,171	$(7,473)

†	For the period October 26, 2004 (commencement of operations) to September 30, 2005.

See Notes to Financial Statements.

22         Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report

Statement of Cash Flows (For the year ended September 30, 2006)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$17,581,909
Operating expenses paid	(1,862,978)
Net purchases of short-term investments	(25,675,458)
Realized loss on foreign currency transactions	(1,085)
Realized gain on futures contracts	568,853
Realized gain on swap contracts	696,069
Net change in unrealized appreciation on futures contracts	316,985
Net change in unrealized depreciation on foreign currencies	(4,165)
Purchases of long-term investments	(54,756,747)
Proceeds from disposition of long-term investments	143,355,080
Change in payable to broker — variation margin	34,969
Change in payable for open spot currency contracts	(101)
Change in interest receivable for open swap contracts	(490,253)
Change in interest payable for open swap contracts	(6,572)
Interest paid	(2,083,081)

Net Cash Provided By Operating Activities	77,673,425

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(9,920,701)
Deposits with brokers for reverse repurchase agreement	696,000
Cash paid on reverse repurchase agreements	(68,098,000)

Net Cash Flows Used by Financing Activities	(77,322,701)

Net Increase in Cash	350,724
Cash, Beginning of year	169,784

Cash and foreign currency, End of year	$520,508

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$11,639,096

Accretion of discount on investments	(328,714)
Amortization of premium on investments	4,547,562
Decrease in investments, at value	65,177,215
Decrease in payable for securities purchased	(5,161,316)
Decrease in interest receivable	858,214
Increase in interest receivable for open swap contracts	(490,253)
Decrease in interest payable for open swap contracts	(6,572)
Decrease in receivable for securities sold	1,541,364
Decrease in payable for open spot currency contracts	(101)
Increase in payable to broker — variation margin	34,969
Decrease in prepaid expenses	125
Decrease in interest payable	(163,044)
Decrease in receivable from Manager	57,803
Decrease in accrued expenses	(32,923)

Total Adjustments	66,034,329

Net Cash Flows Provided By Operating Activities	$77,673,425

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         23

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2006(1)	2005(2)
Net Asset Value, Beginning of Year	$19.47	$19.06	(3)

Income From Operations:
Net investment income	1.04	0.86
Net realized and unrealized gain	0.36	0.45

Total Income From Operations	1.40	1.31

Less Distributions From:
Net investment income	(1.07)	(0.85)
Net realized gains	(0.12)	—
Paid-in-capital	—	(0.05)

Total Distributions	(1.19)	(0.90)

Net Asset Value, End of Year	$19.68	$19.47

Market Price, End of Year	$17.36	$17.16

Total Return, Based on NAV(4)	7.45%	7.06%

Total Return, Based on Market Price(5)	8.46%	(9.82)%

Net Assets, End of Year (000s)	$163,784	$162,066

Ratios to Average Net Assets:
Gross expenses	2.35%	1.65	%(6)
Gross expenses, excluding interest expense	1.16	1.07	(6)
Net expenses	2.34 (7)	1.65	(6)
Net expenses, excluding interest expense	1.16 (7)	1.07	(6)
Net investment income	5.35	4.94	(6)

Portfolio Turnover Rate	27%	46%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period October 26, 2004 (commencement of operations) to September 30, 2005.

(3)	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Total returns for periods of less than one year are not annualized.

(6)	Annualized.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24         Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Western Asset Variable Rate Strategic Fund Inc. (formerly known as Salomon Brothers Variable Rate Strategic Fund Inc.) (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         25

Notes to Financial Statements (continued)

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(f) Swaps Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

26         Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

(g) Stripped Securities. The Fund invests in ‘‘Stripped Securities,’’ a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         27

Notes to Financial Statements (continued)

(j) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

(l) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(n) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(o) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$1,362,509	$(1,362,509)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of interest rate swap contracts.

28         Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Salomon Brothers Asset Management Inc. (“SBAM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBAM, which became effective on December 16, 2005. An interim Management Agreement took effect upon the closing of the sale and continued in effect until December 16, 2005.

Prior to December 1, 2005 and continuing under this new investment management agreement, effective December 16, 2005, the Fund paid SBAM a monthly fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) became the Fund’s subadvisers. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-dollar-denominated debt securities. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 30 basis points on assets managed by Western Asset Limited.

During the year ended September 30, 2006, SBAM and LMPFA waived a portion of their investment management fee in the amount of $3,564.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended September 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$42,694,615	$6,900,816

Sales	139,827,342	1,728,697

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         29

Notes to Financial Statements (continued)

At September 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,989,872
Gross unrealized depreciation	(1,976,897)

Net unrealized appreciation	$1,012,975

Transactions in reverse repurchase agreements for the Fund during the year ended September 30, 2006 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$50,099,523	4.45%	$68,098,000

Interest rates on reverse repurchase agreements ranged from 3.72% to 5.31% during the year ended September 30, 2006. Interest expense incurred on reverse repurchase agreements totaled $1,920,037.

At September 30, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
U.S. Treasury 2 Year Notes	672	12/06	$137,135,158	$137,424,000	$288,842
U.S. Treasury 10 Year Notes	37	12/06	3,970,169	3,998,312	28,143

Net Unrealized Gain on Open Futures Contracts					$316,985

At September 30, 2006, the Fund held the following interest rate swap contracts:

Swap Counterparty:	Barclays Bank PLC New York
Effective Date:	1/7/05
Notional Amount:	$5,000,000
Payments Made by Fund:	Fixed Rate 4.104%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	1/7/10
Unrealized Appreciation	$144,957

Swap Counterparty:	Barclays Bank PLC New York
Effective Date:	1/7/05
Notional Amount:	$30,000,000
Payments Made by Fund:	Fixed Rate 3.780%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	1/7/08
Unrealized Appreciation	$548,025

30         Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	1/7/05
Notional Amount:	$20,000,000
Payments Made by Fund:	Fixed Rate 3.559%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	1/7/07
Unrealized Appreciation	$114,826

Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	1/7/05
Notional Amount:	$10,000,000
Payments Made by Fund:	Fixed Rate 4.665%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	1/7/15
Unrealized Appreciation	$323,358

Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	12/7/04
Notional Amount:	$18,000,000
Payments Made by Fund:	Fixed Rate 4.655%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	12/7/14
Unrealized Appreciation	$575,379

Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	12/9/04
Notional Amount:	$18,000,000
Payments Made by Fund:	Fixed Rate 3.994%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	12/9/09
Unrealized Appreciation	$556,817

At September 30, 2006, the Fund’s custodian held as collateral $1,770,000 Par of U.S. Treasury Notes, 4.500% due 2/15/16 on certain interest rate swap contracts in which JPMorgan Chase Bank is the counterparty.

At September 30, 2006, the Fund held loan participations with a total cost of $12,373,247 and a total market value of $12,422,487.

4.	Distributions Subsequent to September 30, 2006

On July 25, 2006, the Board of Directors of the Fund declared distributions, each in the amount of $0.0975 per share, payable on October 27, 2006 and November 24, 2006 to shareholders of record on October 20, 2006 and November 17, 2006, respectively.

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         31

Notes to Financial Statements (continued)

5.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2006, and the fiscal period ended September 30, 2005, respectively, were as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$9,846,622	$7,036,900
Net Long-term Capital Gains	74,079	—

Total Taxable Distributions	$9,920,701	$7,036,900
Tax Return of Capital	—	407,388

Total Distributions Paid	$9,920,701	$7,444,288

As of September 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,491,102
Undistributed long-term capital gains — net	817,893

Total undistributed earnings	$2,308,995
Other book/tax temporary differences(a)	(316,985)
Unrealized appreciation/(depreciation)(b)	3,588,963

Total accumulated earnings/(losses) — net	$5,580,973

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

6.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking

32         Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         33

Notes to Financial Statements (continued)

SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

8.	Subsequent Event

The Fund’s name changed to Western Asset Variable Rate Strategic Fund Inc. on October 9, 2006.

9.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be October 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

34         Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders Western Asset Variable Rate Strategic Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Variable Rate Strategic Fund Inc. (formerly Salomon Brothers Variable Rate Strategic Fund Inc.), as of September 30, 2006, and the related statement of operations and statement of cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the year ended September 30, 2006 and the period from October 26, 2004 (commencement of operations) through September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Variable Rate Strategic Fund Inc., as of September 30, 2006, and the results of its operations and cash flows for the year then ended and the changes in its net assets, and the financial highlights for the year and period described above in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2006

Western Asset Variable Rate Strategic Fund Inc. 2006 Annual Report         35

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 26, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved new subadvisory agreements between the Manager and each of Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) (each a “Subadviser”) (each a “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreements replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc. and the prior subadvisory agreement with Citigroup Asset Management Limited and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreements, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to Western Asset the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadvisers under the New Subadvisory Agreements. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadvisers took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadvisers and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadvisers and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreements were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of

36         Western Asset Variable Rate Strategic Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreements.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadvisers in light of the nature, extent and quality of the management services expected to be provided by the Subadvisers. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to Western Asset and Western Asset will pay Western Asset Limited. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fees were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreements.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro-forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement and the prior subadvisory agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreements.

Western Asset Variable Rate Strategic Fund Inc.         37

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreements were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreements. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers, were present.

38         Western Asset Variable Rate Strategic Fund Inc.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Variable Rate Strategic Fund Inc. (formerly known as Salomon Brothers Variable Rate Strategic Fund Inc.) (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Audit and Nominating Committees, Class III	Since 2004	President, Colman Consulting Co.	37	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1946	Director and Member of the Audit and Nominating Committees, Class III	Since 2004	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Director and Member of the Audit and Nominating Committees, Class II	Since 2004	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisers, LLC (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Audit and Nominating Committees, Class II	Since 2004	President, W R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave, NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Audit and Nominating Committees, Class I	Since 2004	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Western Asset Variable Rate Strategic Fund Inc.         39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1938	Director and Member of the Audit and Nominating Committees, Class I	Since 2004	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone Advisors

Interested Director:
R. Jay Gerken(2) Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Director and Chairman, Class II	Since 2004	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors, LLC (‘‘LMPFA’’) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (‘‘SBFM’’) and Citi Fund Management Inc, (‘‘CFM’’); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Advisers, Inc. (from 2002 to 2005)	167	Trustee, Consulting Group Capital Markets Fund
Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

40         Western Asset Variable Rate Strategic Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Officers:
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance of Legg Mason, (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2004	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

(1)	The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2007, year 2008, and year 2009, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year to hold office until the next year and until their successors are duly elected and qualified.

(2)	Mr. Gerken is a Director who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended because Mr. Gerken is an employee of Legg Mason.

Western Asset Variable Rate Strategic Fund Inc.         41

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

42         Western Asset Variable Rate Strategic Fund Inc.

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal

Western Asset Variable Rate Strategic Fund Inc.         43

Dividend Reinvestment Plan (unaudited) (continued)

will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

44         Western Asset Variable Rate Strategic Fund Inc.

Western Asset

Variable Rate Strategic Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Frances M. GugginO

Chief Financial Officer and
Treasurer

Ted P. Becker

Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

Western Asset Management Company

Western Asset Management Company Limited

CUSTODIAN

State Street Bank and Trust Company

DIVIDEND DISBURSING
AND TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL

GFY

This report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

SAM0924	SR06-185

Western Asset Variable Rate

Strategic Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended September 30, 2006. The aggregate fees billed in the last two fiscal years ending September 30, 2005 and September 30, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2005 and $74,500 in 2006. For the Reporting Period 2006, Western Asset Variable Rate Strategic Fund aggregate fees were $53,500 performed by KPMG and $21,000 performed by PwC.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $255 in 2006. These services consisted of procedures performed by PwC in correlation with the billing for time incurred in connection with KPMG workpaper review.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Variable Rate Strategic Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of September 30, 2006, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset Variable Rate Strategic Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Variable Rate Strategic Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Western Asset Variable Rate Strategic Fund, requiring pre-approval by the Audit Committee for the year ended September 30, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee. Non-audit fees billed by PwC for services rendered to Western Asset Variable Rate Strategic Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Variable Rate Strategic Fund during the reporting period was $2.7 million for the year ended September 30, 2005.

Non-audit fees billed by KPMG for services rendered to Western Asset Variable Rate Strategic Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Variable Rate Strategic Fund during the reporting period was $75,000 and $0 for the years ended September 30, 2005 and September 30, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Western Asset Variable Rate Strategic Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Variable Rate Strategic Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management 1(CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

[1]	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief Investment Officer of Western Asset since 1998.
Western Asset 385 East Colorado Blvd. Pasadena, CA 91101

Stephen A. Walsh	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.
Western Asset 385 East Colorado Blvd. Pasadena, CA 91101

Keith J. Gardner	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and portfolio manager and research analyst at Western Asset since 1994.
Western Asset 385 East Colorado Blvd. Pasadena, CA 91101

Michael Buchanan	Since 2006
Western Asset 385 East Colorado Blvd. Pasadena, CA 91101		Co-portfolio manager of the fund; employee of SBAM since 2006; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech‡	141 registered investment companies with $149.2 billion in total assets under management	22 Other pooled investment vehicles with $25.5 billion in assets under management	1,014 Other accounts with $291.2 billion in total assets under management*

Stephen A. Walsh‡	141 registered investment companies with $149.2 billion in total assets under management	22 Other pooled investment vehicles with $25.5 billion in assets under management	1,014 Other accounts with $291.2 billion in total assets under management*

Keith J. Gardner‡	7 registered investment companies with $1.3 billion in total assets under management	4 Other pooled investment vehicles with $1.4 billion in assets under management	3 Other accounts with $182 million in total assets under management**

Michael Buchanan‡	17 registered investment Companies with $7.5 billion in total assets Under management	2 Other pooled investment vehicles with $2.4 billion in assets under management	15 Other accounts with $1.1 billion in total assets under management

*	Includes 95 accounts managed, totaling $30.7 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $13.1 million, for which advisory fee is performance based.
‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the

Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2006.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Michael Buchanan	A
Keith J. Gardner	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1)   Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)   Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date: December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date: December 8, 2006

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date: December 8, 2006